UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8 – K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

November 18, 2019

(Date of Report: Date of earliest event reported)

Middlefield Banc Corp.

(Exact name of registrant as specified in its charter)

Ohio

(State or other jurisdiction of incorporation)

001-36613

(Commission File Number)

34-1585111

(I.R.S. Employer Identification Number)

15985 East High Street

Middlefield, Ohio 44062

(Address of principal executive offices, including zip code)

(440) 632-1666

(Registrant’s telephone number, including area code)

(not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MBCN	The NASDAQ Stock Market, LLC (NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Incident to the directors’ oversight of management succession planning, the Board of Directors of The Middlefield Banking Company (the “Bank”), a wholly owned subsidiary of Middlefield Banc Corp. (“MBCN”) has appointed Michael C. Ranttila to be Chief Financial Officer of the Bank effective November 18, 2019. Mr. Ranttila has served as Senior Vice President of Finance since October, 2017. Mr. Ranttila replaces Donald L. Stacy as Chief Financial Officer of the Bank. Donald L. Stacy will continue to serve as Executive Vice President and Treasurer of the Bank, as well as Senior Vice President, Chief Financial Officer, and Treasurer of MBCN.

A certified public accountant, Mike Ranttila first joined the Bank as Controller, in March 2011. Mr. Ranttila has extensive experience in financial reporting. Age 46, Mr. Ranttila is a Summa Cum Laude graduate of Youngstown State University, holding a Bachelor of Science in Business Administration, as well as a graduate of The Ohio State University with a Masters of Business Administration. Mr. Ranttila previously worked for Crowe as an auditor of community banks.

A press release announcing this management succession is included as Exhibit 99.1 to this current report on Form 8-K.

Middlefield Banc Corp. is a bank holding company with total assets of $1.28 billion at September 30, 2019. The Company’s subsidiary bank, The Middlefield Banking Company, operates 15 full-service banking centers and one loan production office at locations in Northeast Ohio and Central Ohio.

Middlefield Banc Corp. may be accessed at www.middlefieldbank.bank. The Company’s common shares are traded on the NASDAQ Capital Market under the symbol “MBCN”.

ITEM 9.01(d)	Exhibits

The following exhibit is furnished to this Current Report on Form 8-K:

(a)	Exhibits.

99.1	November 19, 2019 press release of Middlefield Banc Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDDLEFIELD BANC CORP.

Date: November 19, 2019	/s/ James R. Heslop, II ,
Executive Vice President and COO